EXHIBIT 10.6

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of March 27, 2017, by and between Rich Cigars, Inc., a Florida corporation, with headquarters located at 5100 SW 103rd Street, Ocala, FL 34476 (the "Company"), and CROWN BRIDGE PARTNERS, LLC, a New York limited liability company, with its address at 1173a 2nd Avenue, Suite 126, New York, NY 10065 (the "Buyer").

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

B. Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement the 8% convertible note of the Company, in the form attached hereto as Exhibit A, in the aggregate principal amount of US$750,000.00 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Note"), convertible into shares of common stock of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in such Note.

C. The Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Note as is set forth immediately below its name on the signature pages hereto; and

NOW THEREFORE, the Company and the Buyer severally (and not jointly) hereby agree as follows:

1. PURCHASE AND SALE OF NOTE.

a. Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company such principal amount of Note as is set forth immediately below the Buyer's name on the signature pages hereto, subject to the express terms of the Note.

b. Form of Payment. On or around the Closing Date (as defined below), the Buyer shall pay the purchase price of $67,500.00 (the "Purchase Price"), for the first tranche of $75,000.00 under the Note, by wire transfer of immediately available funds, in  accordance with the Company's written wiring instructions, against delivery of the Note, and (i) the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer. If the Buyer decides to pay, in their sole discretion, additional amounts (additional tranches) under the

Note, as further described in the Note, then such additional amounts shall be paid in accordance with the Company's written wiring instructions as well.

c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Note pursuant to this Agreement (the "Closing Date") shall be 5:00 P.M., Eastern Standard Time on or about March 27, 2017, or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the Closing Date at such location as may be agreed to by the parties.

2. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, the Buyer is purchasing the Note and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Note (including, without limitation, such additional shares of Common Stock, if any, as are issuable (i) on account of interest on the Note or (ii) as a result of the events described in Sections 1.3 and 1.4(g) of the Note, such shares of Common Stock being collectively referred to herein as the "Conversion Shares" and, collectively with the Note, the "Securities") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

c. Information. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

d. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

e. Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) ("Regulation S"), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

f. Legends. The Buyer understands that the Note and, until such time as the Conversion Shares have been registered under the 1933 Act may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any. In the event that the Company does not accept the opinion of counsel provided by the Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Deadline, it will be considered an Event of Default pursuant to Section 3.2 of the Note.

g. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

h. Residency. The Buyer is a resident of the jurisdiction set forth immediately below the Buyer's name on the signature pages hereto.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company and the consummation by it of the transactions contemplated  hereby and thereby (including without limitation, the issuance of the Note and the issuance and reservation for issuance of the Conversion Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. Capitalization. Except as disclosed in the SEC Documents, no shares are reserved for issuance pursuant to the Company's stock option plans, no shares are reserved for issuance pursuant to securities (other than the Note) exercisable for, or convertible into or exchangeable for shares of Common Stock and sufficient shares are reserved for issuance upon conversion of the Note (as required by the Note and transfer agent share reserve letter). All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in the SEC Documents, as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Note or the Conversion Shares. The Company has filed in its SEC Documents true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive on behalf of the Company as of the Closing Date.

d. Issuance of Shares. The Conversion Shares are duly authorized and  reserved for issuance and, upon conversion of the Note in accordance with its respective terms,  will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and  encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or  other similar rights of shareholders of the Company and will not impose personal liability upon  the holder thereof.

e. Acknowledgment of Dilution. The Company understands and  acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the  Conversion Shares upon conversion of the Note. The Company further acknowledges that its  obligation to issue Conversion Shares upon conversion of the Note in accordance with this  Agreement, the Note is absolute and unconditional regardless of the dilutive effect that such  issuance may have on the ownership interests of other shareholders of the Company.

f. No Conflicts. The execution, delivery and performance of this  Agreement, the Note by the Company and the consummation by the Company of the transactions  contemplated hereby and thereby (including, without limitation, the issuance and reservation for  issuance of the Conversion Shares) will not (i) conflict with or result in a violation of any  provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result  in a breach of any provision of, or constitute a default (or an event which with notice or lapse of  time or both could become a default) under, or give to others any rights of termination,  amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a  violation of any law, rule, regulation, order, judgment or decree (including federal and state  securities laws and regulations and regulations of any self-regulatory organizations to which the  Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by  which any property or asset of the Company or any of its Subsidiaries is bound or affected  (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and  violations as would not, individually or in the aggregate, have a Material Adverse Effect).  Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation,  By-laws or other organizational documents and neither the Company nor any of its Subsidiaries  is in default (and no event has occurred which with notice or lapse of time or both could put the  Company or any of its Subsidiaries in default) under, and neither the Company nor any of its  Subsidiaries has taken any action or failed to take any action that would give to others any rights  of termination, amendment, acceleration or cancellation of, any agreement, indenture or  instrument to which the Company or any of its Subsidiaries is a party or by which any property  or assets of the Company or any of its Subsidiaries is bound or affected, except for possible  defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The  businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be  conducted so long as the Buyer owns any of the Securities, in violation of any law, ordinance or  regulation of any governmental entity. Except as specifically contemplated by this Agreement  and as required under the 1933 Act and any applicable state securities laws, the Company is not  required to obtain any consent, authorization or order of, or make any filing or registration with,  any court, governmental agency, regulatory agency, self-regulatory organization or stock market  or any third party in order for it to execute, deliver or perform any of its obligations under this  Agreement, the Note in accordance with the terms hereof or thereof or to issue and sell the Note  in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the  Note. All consents, authorizations, orders, filings and registrations which the Company is  required to obtain pursuant to the preceding sentence have been obtained or effected on or prior  to the date hereof. The Company is not in violation of the listing requirements of the Over-the-  Counter Bulletin Board (the "OTCBB"), the OTCQB or any similar quotation system, and does  not reasonably anticipate that the Common Stock will be delisted by the OTCBB, the OTCQB or  any similar quotation system, in the foreseeable future. The Company and its Subsidiaries are  unaware of any facts or circumstances which might give rise to any of the foregoing.

g. SEC Documents; Financial Statements. The Company has timely filed  all reports, schedules, forms, statements and other documents required to be filed by it with the  SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended  (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included  therein and financial statements and schedules thereto and documents (other than exhibits to such  documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC  Documents"). The Company has delivered to the Buyer true and complete copies of the SEC  Documents, except for such exhibits and incorporated documents. As of their respective dates,  the SEC Documents complied in all material respects with the requirements of the 1934 Act and  the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue  statement of a material fact or omitted to state a material fact required to be stated therein or  necessary in order to make the statements therein, in light of the circumstances under which they  were made, not misleading. None of the statements made in any such SEC Documents is, or has  been, required to be amended or updated under applicable law (except for such statements as  have been amended or updated in subsequent filings prior the date hereof). As of their respective  dates, the financial statements of the Company included in the SEC Documents complied as to  form in all material respects with applicable accounting requirements and the published rules and  regulations of the SEC with respect thereto. Such financial statements have been prepared in  accordance with United States generally accepted accounting principles, consistently applied,  during the periods involved and fairly present in all material respects the consolidated financial  position of the Company and its consolidated Subsidiaries as of the dates thereof and the  consolidated results of their operations and cash flows for the periods then ended (subject, in the  case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the  financial statements of the Company included in the SEC Documents, the Company has no  liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of  business, and (ii) obligations under contracts and commitments incurred in the ordinary course of  business and not required under generally accepted accounting principles to be reflected in such  financial statements, which, individually or in the aggregate, are not material to the financial  condition or operating results of the Company. The Company is subject to the reporting  requirements of the 1934 Act. For the avoidance of doubt, filing of the documents required in  this Section 3(g) via the SEC's Electronic Data Gathering, Analysis, and Retrieval system  ("EDGAR") shall satisfy all delivery requirements of this Section 3(g).

h. Absence of Certain Changes. There have been no material adverse  change and no material adverse development in the assets, liabilities, business, properties,  operations, financial condition, results of operations, prospects or 1934 Act reporting status of  the Company or any of its Subsidiaries.

i. Absence of Litigation. There is no action, suit, claim, proceeding,  inquiry or investigation before or by any court, public board, government agency, self-regulatory  organization or body pending or, to the knowledge of the Company or any of its Subsidiaries,  threatened against or affecting the Company or any of its Subsidiaries, or their officers or  directors in their capacity as such, that could have a Material Adverse Effect. Schedule 3(i)  contains a complete list and summary description of any pending or, to the knowledge of the  Company, threatened proceeding against or affecting the Company or any of its Subsidiaries,  without regard to whether it would have a Material Adverse Effect. The Company and its  Subsidiaries are unaware of any facts or circumstances which might give rise to any of the  foregoing.

j. Patents, Copyrights, etc. The Company and each of its Subsidiaries  owns or possesses the requisite licenses or rights to use all patents, patent applications, patent  rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights ("Intellectual Property") necessary to enable it to  conduct its business as now operated (and, as presently contemplated to be operated in the  future); Except as disclosed in the SEC Documents, there is no claim or action by any person  pertaining to, or proceeding pending, or to the Company's knowledge threatened, which  challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property  necessary to enable it to conduct its business as now operated (and, as presently contemplated to  be operated in the future); to the best of the Company's knowledge, the Company's or its  Subsidiaries' current and intended products, services and processes do not infringe on any  Intellectual Property or other rights held by any person; and the Company is unaware of any facts  or circumstances which might give rise to any of the foregoing. The Company and each of its  Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and  value of their Intellectual Property.

k. No Materially Adverse Contracts, Etc. Neither the Company nor any  of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment,  decree, order, rule or regulation which in the judgment of the Company's officers has or is  expected in the future to have a Material Adverse Effect. Neither the Company nor any of its  Subsidiaries is a party to any contract or agreement which in the judgment of the Company's  officers has or is expected to have a Material Adverse Effect.

l. Tax Status. The Company and each of its Subsidiaries has made or  filed all federal, state and foreign income and all other tax returns, reports and declarations  required by any jurisdiction to which it is subject (unless and only to the extent that the Company  and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the  payment of all unpaid and unreported taxes) and has paid all taxes and other governmental  assessments and charges that are material in amount, shown or determined to be due on such  returns, reports and declarations, except those being contested in good faith and has set aside on  its books provisions reasonably adequate for the payment of all taxes for periods subsequent to  the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any  material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of  the Company know of no basis for any such claim. The Company has not executed a waiver  with respect to the statute of limitations relating to the assessment or collection of any foreign,  federal, state or local tax. None of the Company's tax returns is presently being audited by any  taxing authority.

m. Certain Transactions. Except for arm's length transactions pursuant to  which the Company or any of its Subsidiaries makes payments in the ordinary course of business  upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third  parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers,  directors, or employees of the Company is presently a party to any transaction with the Company  or any of its Subsidiaries (other than for services as employees, officers and directors), including  any contract, agreement or other arrangement providing for the furnishing of services to or by,  providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any  corporation, partnership, trust or other entity in which any officer, director, or any such employee  has a substantial interest or is an officer, director, trustee or partner.

n. Disclosure. All information relating to or concerning the Company or  any of its Subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section  2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and  correct in all material respects and the Company has not omitted to state any material fact  necessary in order to make the statements made herein or therein, in light of the circumstances  under which they were made, not misleading. No event or circumstance has occurred or exists  with respect to the Company or any of its Subsidiaries or its or their business, properties,  prospects, operations or financial conditions, which, under applicable law, rule or regulation,  requires public disclosure or announcement by the Company but which has not been so publicly  announced or disclosed (assuming for this purpose that the Company's reports filed under the  1934 Act are being incorporated into an effective registration statement filed by the Company  under the 1933 Act).

o. Acknowledgment Regarding Buyer's Purchase of Securities. The  Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length  purchasers with respect to this Agreement and the transactions contemplated hereby. The  Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of  the Company (or in any similar capacity) with respect to this Agreement and the transactions  contemplated hereby and any statement made by the Buyer or any of its respective  representatives or agents in connection with this Agreement and the transactions contemplated  hereby is not advice or a recommendation and is merely incidental to the Buyer' purchase of the  Securities. The Company further represents to the Buyer that the Company's decision to enter  into this Agreement has been based solely on the independent evaluation of the Company and its  representatives.

p. No Integrated Offering. Neither the Company, nor any of its affiliates,  nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in  any security or solicited any offers to buy any security under circumstances that would require  registration under the 1933 Act of the issuance of the Securities to the Buyer. The issuance of  the Securities to the Buyer will not be integrated with any other issuance of the Company's  securities (past, current or future) for purposes of any shareholder approval provisions applicable  to the Company or its securities.

q. No Brokers. The Company has taken no action which would give rise  to any claim by any person for brokerage commissions, transaction fees or similar payments  relating to this Agreement or the transactions contemplated hereby.

r. Permits; Compliance. The Company and each of its Subsidiaries is in  possession of all franchises, grants, authorizations, licenses, permits, easements, variances,

exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its  properties and to carry on its business as it is now being conducted (collectively, the "Company  Permits"), and there is no action pending or, to the knowledge of the Company, threatened  regarding suspension or cancellation of any of the Company Permits. Neither the Company nor  any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company  Permits, except for any such conflicts, defaults or violations which, individually or in the  aggregate, would not reasonably be expected to have a Material Adverse Effect. Neither the  Company nor any of its Subsidiaries has received any notification with respect to possible  conflicts, defaults or violations of applicable laws, except for notices relating to possible  conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material  Adverse Effect.

s. Environmental Matters.

(i) There are, to the Company's knowledge, with respect to  the Company or any of its Subsidiaries or any predecessor of the Company, no past or present  violations of Environmental Laws (as defined below), releases of any material into the  environment, actions, activities, circumstances, conditions, events, incidents, or contractual  obligations which may give rise to any common law environmental liability or any liability under  the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar  federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has  received any notice with respect to any of the foregoing, nor is any action pending or, to the  Company's knowledge, threatened in connection with any of the foregoing. The term  "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or  protection of human health or the environment (including, without limitation, ambient air,  surface water, groundwater, land surface or subsurface strata), including, without limitation, laws  relating to emissions, discharges, releases or threatened releases of chemicals, pollutants  contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials")  into the environment, or otherwise relating to the manufacture, processing, distribution, use,  treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all  authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses,  notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or  approved thereunder.

(ii) Other than those that are or were stored, used or disposed  of in compliance with applicable law, no Hazardous Materials are contained on or about any real  property currently owned, leased or used by the Company or any of its Subsidiaries, and no  Hazardous Materials were released on or about any real property previously owned, leased or  used by the Company or any of its Subsidiaries during the period the property was owned, leased  or used by the Company or any of its Subsidiaries, except in the normal course of the Company's  or any of its Subsidiaries' business.

(iii) There are no underground storage tanks on or under any  real property owned, leased or used by the Company or any of its Subsidiaries that are not in  compliance with applicable law.

t. Title to Property. Except as disclosed in the SEC Documents the  Company and its Subsidiaries have good and marketable title in fee simple to all real property  and good and marketable title to all personal property owned by them which is material to the  business of the Company and its Subsidiaries, in each case free and clear of all liens,  encumbrances and defects or such as would not have a Material Adverse Effect. Any real  property and facilities held under lease by the Company and its Subsidiaries are held by them  under valid, subsisting and enforceable leases with such exceptions as would not have a Material  Adverse Effect.

u. Internal Accounting Controls. Except as disclosed in the SEC  Documents the Company and each of its Subsidiaries maintain a system of internal accounting  controls sufficient, in the judgment of the Company's board of directors, to provide reasonable  assurance that (i) transactions are executed in accordance with management's general or specific  authorizations, (ii) transactions are recorded as necessary to permit preparation of financial  statements in conformity with generally accepted accounting principles and to maintain asset  accountability, (iii) access to assets is permitted only in accordance with management's general  or specific authorization and (iv) the recorded accountability for assets is compared with the  existing assets at reasonable intervals and appropriate action is taken with respect to any  differences.

v. Foreign Corrupt Practices. Neither the Company, nor any of its  Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the  Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company,  used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful  expenses relating to political activity; made any direct or indirect unlawful payment to any  foreign or domestic government official or employee from corporate funds; violated or is in  violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or  made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any  foreign or domestic government official or employee.

w. Solvency. The Company (after giving effect to the transactions  contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of  the amount required to pay its probable liabilities on its existing debts as they become absolute  and matured) and currently the Company has no information that would lead it to reasonably  conclude that the Company would not, after giving effect to the transaction contemplated by this  Agreement, have the ability to, nor does it intend to take any action that would impair its ability  to, pay its debts from time to time incurred in connection therewith as such debts mature. The  Company did not receive a qualified opinion from its auditors with respect to its most recent  fiscal year end and, after giving effect to the transactions contemplated by this Agreement, does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in  respect of its current fiscal year. For the avoidance of doubt any disclosure of the Borrower's  ability to continue as a "going concern" shall not, by itself, be a violation of this Section 3(w).

x. No Investment Company. The Company is not, and upon the issuance  and sale of the Securities as contemplated by this Agreement will not be an "investment  company" required to be registered under the Investment Company Act of 1940 (an "Investment  Company"). The Company is not controlled by an Investment Company.

y. Insurance. Upon written request the Company will provide to the  Buyer true and correct copies of all policies relating to directors' and officers' liability coverage,  errors and omissions coverage, and commercial general liability coverage, if any.

z. Breach of Representations and Warranties by the Company. If the  Company breaches any of the representations or warranties set forth in this Section 3, and in  addition to any other remedies available to the Buyer pursuant to this Agreement, it will be  considered an Event of default under Section 3.4 of the Note.

4. COVENANTS.

a. Best Efforts. The parties shall use their commercially reasonable best  efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b. Use of Proceeds. The Company shall use the proceeds from the sale of  the Note for working capital and other general corporate purposes and shall not, directly or  indirectly, use such proceeds for any loan to or investment in any other corporation, partnership,  enterprise or other person (except in connection with its currently existing direct or indirect  Subsidiaries).

c. Financial Information. The Company agrees to send or make available  the following reports to the Buyer until the Buyer transfers, assigns, or sells all of the Securities:  (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K  its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one (1)  day after release, copies of all press releases issued by the Company or any of its Subsidiaries;  and (iii) contemporaneously with the making available or giving to the shareholders of the  Company, copies of any notices or other information the Company makes available or gives to  such shareholders. For the avoidance of doubt, filing the documents required in (i) above via  EDGAR or releasing any documents set forth in (ii) above via a recognized wire service shall  satisfy the delivery requirements of this Section 4(f).

d. Listing. The Company shall promptly secure the listing of the  Conversion Shares upon each national securities exchange or automated quotation system, if any,  upon which shares of Common Stock are then listed (subject to official notice of issuance) and, so long as the Buyer owns any of the Securities, shall maintain, so long as any other shares of  Common Stock shall be so listed, such listing of all Conversion Shares from time to time  issuable upon conversion of the Note. The Company will obtain and, so long as the Buyer owns  any of the Securities, maintain the listing and trading of its Common Stock on the OTCBB,  OTCQB, OTC Pink or any equivalent replacement exchange, the Nasdaq National Market  ("Nasdaq"), the Nasdaq SmallCap Market ("Nasdaq SmallCap"), the New York Stock Exchange  ("NYSE"), or the NYSE MKT and will comply in all respects with the Company's reporting,  filing and other obligations under the bylaws or rules of the Financial Industry Regulatory  Authority ("FINRA") and such exchanges, as applicable. The Company shall promptly provide  to the Buyer copies of any material notices it receives from the OTCBB, OTCQB and any other  exchanges or quotation systems on which the Common Stock is then listed regarding the  continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

e. Corporate Existence. So long as the Buyer beneficially owns any  Note, the Company shall maintain its corporate existence and shall not sell all or substantially all  of the Company's assets, except in the event of a merger or consolidation or sale of all or  substantially all of the Company's assets, where the surviving or successor entity in such  transaction (i) assumes the Company's obligations hereunder and under the agreements and  instruments entered into in connection herewith and (ii) is a publicly traded corporation whose  Common Stock is listed for trading on the OTCBB, OTCQB, OTC Pink, Nasdaq,  NasdaqSmallCap, NYSE or AMEX.

f. No Integration. The Company shall not make any offers or sales of  any security (other than the Securities) under circumstances that would require registration of the  Securities being offered or sold hereunder under the 1933 Act or cause the offering of the  Securities to be integrated with any other offering of securities by the Company for the purpose  of any stockholder approval provision applicable to the Company or its securities.

g. Failure to Comply with the 1934 Act. So long as the Buyer  beneficially owns the Note, the Company shall comply with the reporting requirements of the  1934 Act; and the Company shall continue to be subject to the reporting requirements of the  1934 Act.

h. Trading Activities. Neither the Buyer nor its affiliates has an open  short position (or other hedging or similar transactions) in the common stock of the Company  and the Buyer agree that it shall not, and that it will cause its affiliates not to, engage in any short  sales of or hedging transactions with respect to the common stock of the Company.

i. Breach of Covenants. If the Company breaches any of the covenants  set forth in this Section 4, and in addition to any other remedies available to the Buyer pursuant  to this Agreement, it will be considered an event of default under Section 3.3 of the Note.

5. Transfer Agent Instructions. Prior to registration of the Conversion Shares  under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to Rule  144 without any restriction as to the number of Securities as of a particular date that can then be  immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g)  of this Agreement. The Company warrants that: (i) no stop transfer instructions to give effect to  Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion  Shares under the 1933 Act or the date on which the Conversion Shares may be sold pursuant to  Rule 144 without any restriction as to the number of Securities as of a particular date that can  then be immediately sold), will be given by the Company to its transfer agent and that the  Securities shall otherwise be freely transferable on the books and records of the Company as and  to the extent provided in this Agreement and the Note; (ii) it will not direct its transfer agent not  to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)  (electronically or in certificated form) any certificate for Conversion Shares to be issued to the  Buyer upon conversion of or otherwise pursuant to the Note as and when required by the Note  and this Agreement; and (iii) it will not fail to remove (or directs its transfer agent not to remove  or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to  withdraw any stop transfer instructions in respect thereof) on any certificate for any Conversion  Shares issued to the Buyer upon conversion of or otherwise pursuant to the Note as and when  required by the Note and this Agreement. Nothing in this Section shall affect in any way the  Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable  prospectus delivery requirements, if any, upon re-sale of the Securities. If the Buyer provides the  Company, at the cost of the Buyer, with (i) an opinion of counsel in form, substance and scope  customary for opinions in comparable transactions, to the effect that a public sale or transfer of  such Securities may be made without registration under the 1933 Act and such sale or transfer is  effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant  to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares,  promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend,  in such name and in such denominations as specified by the Buyer. The Company acknowledges  that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer, by  vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the  Company acknowledges that the remedy at law for a breach of its obligations under this Section  may be inadequate and agrees, in the event of a breach or threatened breach by the Company of  the provisions of this Section, that the Buyer shall be entitled, in addition to all other available  remedies, to an injunction restraining any breach and requiring immediate transfer, without the  necessity of showing economic loss and without any bond or other security being required.

6. CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS  TO SELL. The obligation of the Company hereunder to issue and sell the Note to the Buyer at  the Closing is subject to the satisfaction, at or before the Closing Date of each of the following  conditions thereto, provided that these conditions are for the Company's sole benefit and may be  waived by the Company at any time in its sole discretion:

a. The Buyer shall have executed this Agreement and delivered the same  to the Company.

b. The Buyer shall have delivered the Purchase Price in accordance with  Section 1(b) above.

c. The representations and warranties of the Buyer shall be true and  correct in all material respects as of the date when made and as of the Closing Date as though  made at that time (except for representations and warranties that speak as of a specific date), and  the Buyer shall have performed, satisfied and complied in all material respects with the  covenants, agreements and conditions required by this Agreement to be performed, satisfied or  complied with by the Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling  or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or  governmental authority of competent jurisdiction or any self-regulatory organization having  authority over the matters contemplated hereby which prohibits the consummation of any of the  transactions contemplated by this Agreement.

7. CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATION TO  PURCHASE. The obligation of the Buyer hereunder to purchase the Note at the Closing is  subject to the satisfaction, at or before the Closing Date of each of the following conditions,  provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer  at any time in its sole discretion:

a. The Company shall have executed this Agreement and delivered the  same to the Buyer.

b. The Company shall have delivered to the Buyer duly executed Note  (in such denominations as the Buyer shall request) in accordance with Section 1(b) above.

c. The representations and warranties of the Company shall be true and  correct in all material respects as of the date when made and as of the Closing Date as though  made at such time (except for representations and warranties that speak as of a specific date) and  the Company shall have performed, satisfied and complied in all material respects with the  covenants, agreements and conditions required by this Agreement to be performed, satisfied or  complied with by the Company at or prior to the Closing Date. The Buyer shall have received a  certificate or certificates, executed by the chief executive officer of the Company, dated as of the  Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested  by the Buyer including, but not limited to certificates with respect to the Company's Certificate  of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions  contemplated hereby.

d. No litigation, statute, rule, regulation, executive order, decree, ruling  or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or  governmental authority of competent jurisdiction or any self-regulatory organization having  authority over the matters contemplated hereby which prohibits the consummation of any of the  transactions contemplated by this Agreement.

e. No event shall have occurred which could reasonably be expected to  have a Material Adverse Effect on the Company including but not limited to a change in the  1934 Act reporting status of the Company or the failure of the Company to be timely in its 1934  Act reporting obligations.  f. The Conversion Shares shall have been authorized for quotation on the  OTCBB, OTCQB or any similar quotation system and trading in the Common Stock on the  OTCBB, OTCQB or any similar quotation system shall not have been suspended by the SEC or  the OTCBB, OTCQB or any similar quotation system.  g. The Buyer shall have received an officer's certificate described in  Section 3(c) above, dated as of the Closing Date.

8. GOVERNING LAW; MISCELLANEOUS.

a. Governing Law. This Agreement shall be governed by and construed  in accordance with the laws of the State of New York without regard to principles of conflicts of  laws. Any action brought by either party against the other concerning the transactions  contemplated by this Agreement shall be brought only in the state courts of New York or in the  federal courts located in the state of New York. The parties to this Agreement hereby  irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and  shall not assert any defense based on lack of jurisdiction or venue or based upon forum non  conveniens. The Company and Buyer waive trial by jury. The prevailing party shall be entitled  to recover from the other party its reasonable attorney's fees and costs. In the event that any  provision of this Agreement or any other agreement delivered in connection herewith is invalid  or unenforceable under any applicable statute or rule of law, then such provision shall be deemed  inoperative to the extent that it may conflict therewith and shall be deemed modified to conform  with such statute or rule of law. Any such provision which may prove invalid or unenforceable  under any law shall not affect the validity or enforceability of any other provision of any  agreement. Each party hereby irrevocably waives personal service of process and consents to  process being served in any suit, action or proceeding in connection with this Agreement or any  other Transaction Document by mailing a copy thereof via registered or certified mail or  overnight delivery (with evidence of delivery) to such party at the address in effect for notices to  it under this Agreement and agrees that such service shall constitute good and sufficient service  of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any  right to serve process in any other manner permitted by law.

b. Counterparts; Signatures by Facsimile. This Agreement may be  executed in one or more counterparts, each of which shall be deemed an original but all of which  shall constitute one and the same agreement and shall become effective when counterparts have  been signed by each party and delivered to the other party. This Agreement, once executed by a  party, may be delivered to the other party hereto by facsimile transmission of a copy of this  Agreement bearing the signature of the party so delivering this Agreement.

c. Headings. The headings of this Agreement are for convenience of  reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is  invalid or unenforceable under any applicable statute or rule of law, then such provision shall be  deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to  conform with such statute or rule of law. Any provision hereof which may prove invalid or  unenforceable under any law shall not affect the validity or enforceability of any other provision  hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments  referenced herein contain the entire understanding of the parties with respect to the matters  covered herein and therein and, except as specifically set forth herein or therein, neither the  Company nor the Buyer makes any representation, warranty, covenant or undertaking with  respect to such matters. No provision of this Agreement may be waived or amended other than  by an instrument in writing signed by the majority in interest of the Buyer.

f. Notices. All notices, demands, requests, consents, approvals, and  other communications required or permitted hereunder shall be in writing and, unless otherwise  specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified,  return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with  charges prepaid, or (iv) transmitted by hand delivery, telegram, facsimile, or electronic mail  addressed as set forth below or to such other address as such party shall have specified most  recently by written notice. Any notice or other communication required or permitted to be given  hereunder shall be deemed effective (a) upon hand delivery, delivery by facsimile, with accurate  confirmation generated by the transmitting facsimile machine, or delivery by electronic mail  when sent, at the address or number designated below (if delivered on a business day during  normal business hours where such notice is to be received), or the first business day following  such delivery (if delivered other than on a business day during normal business hours where such  notice is to be received) or (b) on the second business day following the date of mailing by  express courier service, fully prepaid, addressed to such address, or upon actual receipt of such  mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

Rich Cigars, Inc.

5100 SW 103rd Street

Ocala, FL 34476

e-mail: info@richcigars.com

If to the Holder, to:

CROWN BRIDGE PARTNERS, LLC

1173a 2nd Avenue, Suite 126

New York, NY 10065

e-mail: Info@CrownBridgeCapital.com

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and  inure to the benefit of the parties and their successors and assigns. Neither the Company nor the  Buyer shall assign this Agreement or any rights or obligations hereunder without the prior  written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), the Buyer  may assign its rights hereunder to any person that purchases Securities in a private transaction  from the Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without  the consent of the Company.

h. Third Party Beneficiaries. This Agreement is intended for the benefit  of the parties hereto and their respective permitted successors and assigns, and is not for the  benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the  agreements and covenants set forth in this Agreement shall survive the closing hereunder. The  Company agrees to indemnify and hold harmless the Buyer and all their officers, directors,  employees and agents for loss or damage arising as a result of or related to any breach by the  Company of any of its representations, warranties and covenants set forth in this Agreement or  any of its covenants and obligations under this Agreement, including advancement of expenses  as they are incurred.

j. Further Assurances. Each party shall do and perform, or cause to be  done and performed, all such further acts and things, and shall execute and deliver all such other  agreements, certificates, instruments and documents, as the other party may reasonably request  in order to carry out the intent and accomplish the purposes of this Agreement and the  consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be  deemed to be the language chosen by the parties to express their mutual intent, and no rules of  strict construction will be applied against any party.

l. Remedies.

(i) The Company acknowledges that a breach by it of its  obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and  purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that  the remedy at law for a breach of its obligations under this Agreement will be inadequate and  agrees, in the event of a breach or threatened breach by the Company of the provisions of this  Agreement, that the Buyer shall be entitled, in addition to all other available remedies at law or  in equity, and in addition to the penalties assessable herein, to an injunction or injunctions  restraining, preventing or curing any breach of this Agreement and to enforce specifically the  terms and provisions hereof, without the necessity of showing economic loss and without any  bond or other security being required.

(ii) In addition to any other remedy provided herein or in any  document executed in connection herewith, Borrower shall pay Holder for all costs, fees and  expenses in connection with any litigation, contest, dispute, suit or any other action to enforce  any rights of Holder against Borrower in connection herewith, including, but not limited to,  costs and expenses and attorneys' fees, and costs and time charges of counsel to Holder. In  furtherance of the foregoing, Borrower shall pay an amount equal to $25,000 to the Holder  immediately upon the Holder's filing of any litigation, contest, dispute, suit or any other action  to enforce any rights of Holder against Borrower in connection herewith, which such amount  shall be used to pay Holder's attorneys' fees, cost and expenses. Additional amounts shall be  paid by Borrower to Holder immediately upon Borrower's receipt of invoices from Holder's  attorney evidencing the charges and fees assessed in connection with any such litigation,  contest, dispute, suit or any other action to enforce any rights of Holder and, upon receiving  such invoices which indicate outstanding fees in excess of $25,000 at any time, Borrower shall  promptly pay an additional $25,000 to Holder to be used in satisfaction of additional attorneys'  fees, and costs and time charges of counsel to Holder. Such payments shall continue  indefinitely until said litigation, contest, dispute, suit or any other action to enforce any rights  of Holder against Borrower is settled to the satisfaction of the Holder. Further, Borrower  agrees to save and hold Holder harmless from and against any and all liabilities with respect to  or resulting from any delay in paying or omission to pay such costs and expenses.

m. Publicity. The Company, and the Buyer shall have the right to review a  reasonable period of time before issuance of any press releases, SEC, OTCQB (or other  applicable trading market), or FINRA filings, or any other public statements with respect to the  transactions contemplated hereby; provided, however, that the Company shall be entitled,  without the prior approval of the Buyer, to make any press release or SEC, OTCQB (or other  applicable trading market) or FINRA filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in  connection with any such press release prior to its release and shall be provided with a copy  thereof).

n. Piggyback Registration Rights. The Company hereby grants the Buyer  the piggyback registration rights set forth on Exhibit B hereto, with respect to the Note, the  shares of Common Stock in which the Note is convertible into, so long as the Note is  outstanding.

[ - signature page follows - ]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this  Agreement to be duly executed as of the date first above written.

Rich Cigars, Inc.

By: /s/ Richard Davis

Name: Richard Davis

Title: Chief Executive Officer

CROWN BRIDGE PARTNERS, LLC

 By: /s/

 ________________________________

Name: _____________________________

Title: Member

 _____________________________

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of Note: US$750,000.00

Aggregate Purchase Price: US$675,000.00*

*The first tranche purchase price of $67,500.00, relating to the first tranche of $75,000.00 under  the Note, shall be paid within a reasonable amount of time after the closing of the Note.  Additional tranches may be funded by the Buyer, in Buyer's sole discretion, in accordance with  the terms of the Note.

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of March  27, 2017 (the "Execution Date"), is entered into by and between Rich Cigars, Inc., a Florida  corporation, with headquarters located at 5100 SW 103rd Street, Ocala, FL 34476 (the  "Company"), and Crown Bridge Partners, LLC, a New York limited liability company, with its  address at 1173a 2nd Avenue, Suite 126, New York, NY 10065 (the "Investor").

RECITALS

 A. Pursuant to the securities purchase agreement entered into by and between the  Company and the Investor of this even date (the "Securities Purchase Agreement"), the  Company has agreed to issue and sell to the Investor, the 8% convertible note in the aggregate  principal amount of US$750,000.00 (the "Note"), which is convertible into an indeterminate  number of shares of the Company's common stock (collectively the "Common Stock");

B. As an inducement to the Investor to execute and deliver the Securities Purchase  Agreement, the Company has agreed to provide certain registration rights under the Securities  Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor  statute (collectively, the "1933 Act"), and applicable state securities laws, with respect to the  shares of Common Stock issuable pursuant to the conversion of the Note.

C. NOW THEREFORE, in consideration of the foregoing promises and the mutual  covenants contained hereinafter and other good and valuable consideration, the receipt and  sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as  follows:

SECTION 1

DEFINITIONS

1.1 As used in this Agreement, the following terms shall have the following  meanings:

"Execution Date" shall have the meaning set forth in the preambles.

"Investor" shall have the meaning set forth in the preambles.

"Person" means a corporation, a limited liability company, an association, a partnership, an  organization, a business, an individual, a governmental or political subdivision thereof or a  governmental agency.

"Potential Material Event" means any of the following: (i) the possession by the Company of  material information not ripe for disclosure in the Registration Statement, which shall be  evidenced by determinations in good faith by the Board of Directors of the Company that  disclosure of such information in the Registration Statement would be detrimental to the business  and affairs of the Company, or (ii) any material engagement or activity by the Company which  would, in the good faith determination of the Board of Directors of the Company, be adversely  affected by disclosure in the Registration Statement at such time, which determination shall be  accompanied by a good faith determination by the Board of Directors of the Company that the  Registration Statement would be materially misleading absent the inclusion of such information.

"Register," "Registered," and "Registration" refer to the Registration effected by preparing  and filing one (1) or more Registration Statements in compliance with the 1933 Act and pursuant  to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a  continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such  Registration Statement(s) by the United States Securities and Exchange Commission (the  "SEC").

"Registrable Securities" means (i) all shares of Common Stock issued or issuable pursuant to  the Note, and (ii) any shares of capital stock issued or issuable with respect to such shares of  Common Stock, if any, as a result of any stock split, stock dividend, recapitalization, exchange  or similar event or otherwise, which have not been (x) included in the Registration Statement that  has been declared effective by the SEC, or (y) sold under circumstances meeting all of the  applicable conditions of Rule 144 (or any similar provision then in force) under the 1933 Act.

"Registration Statement" means the registration statement of the Company filed under the 1933  Act covering the Registrable Securities.

"Transaction Documents" shall mean this Agreement and the Securities Purchase Agreement  between the Company and the Investor as of the date hereof, and any other agreements between  the Company and the Investor executed in conjunction with this transaction

All capitalized terms used in this Agreement and not otherwise defined herein shall have  the same meaning ascribed to them as in the Securities Purchase Agreement.

SECTION 2

REGISTRATION

 2.1 In the event that the Company files a Registration Statement or Registration  Statements (as is necessary) on Form S-1 (or, if such form is unavailable for such a registration,  on such other form as is available for such registration), at any time on or after the issuance date  of the Note to which this Agreement is an exhibit to (March 27, 2017), then such Registration  Statement shall cover the resale by the Investor of all Registrable Securities (the "Registration  Amount"), and such Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, that such Registration Statement also covers such  indeterminate number of additional shares of Common Stock as may become issuable upon stock  splits, stock dividends or similar transactions..

2.2 Notwithstanding the registration obligations set forth in this Section 2.1, if the  staff of the SEC (the "Staff") or the SEC informs the Company that all of the unregistered  Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale  as a secondary offering on a single Registration Statement, the Company agrees to promptly (i)  inform Investor of such fact and use its commercially reasonable efforts to file amendments to  the Registration Statement as required by the SEC and/or (ii) withdraw the Registration  Statement and file a new registration statement (the "New Registration Statement"), in either  case covering the maximum number of Registrable Securities permitted to be registered by the  SEC, on Form S-1 to register for resale the Registrable Securities as a secondary offering. If the  Company amends the Registration Statement or files a New Registration Statement, as the case  may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts  to file with the SEC, as promptly as allowed by the Staff or SEC, one or more registration  statements on Form S-1 to register for resale those Registrable Securities that were not registered  for resale on the Registration Statement, as amended, or the New Registration Statement (each,  an "Additional Registration Statement"). Additionally, the Company shall have the ability to  file one or more New Registration Statements to cover the Registrable Securities once the shares  under the initial Registration Statement referenced in Section 2.1 have been sold.

SECTION 3

RELATED OBLIGATIONS

If the Company decides to file the Registration Statement with the SEC pursuant to  Section 2, the Company will affect the registration of the Registrable Securities in accordance  with the intended method of disposition thereof and, with respect thereto, the Company shall  have the following obligations:

3.1 The Company shall use all commercially reasonable efforts to cause such  Registration Statement relating to the Registrable Securities to become effective and shall keep  such Registration Statement effective until the earlier to occur of the date on which (A) the  Investor shall have sold all the Registrable Securities; or (B) the Investor has no right to acquire  any additional shares of Common Stock under the Securities Purchase Agreement (the  "Registration Period"). The Registration Statement (including any amendments or supplements  thereto and prospectuses contained therein) shall not contain any untrue statement of a material  fact or omit to state a material fact required to be stated therein, or necessary to make the  statements therein, in light of the circumstances in which they were made, not misleading. The  Company shall use all commercially reasonable efforts to respond to all SEC comments within  ten (10) business days from receipt of such comments by the Company. The Company shall use  all commercially reasonable efforts to cause the Registration Statement relating to the  Registrable Securities to become effective no later than two (2) business days after notice from the SEC that the Registration Statement may be declared effective. The Investor agrees to  provide all information which is required by law to provide to the Company, including the  intended method of disposition of the Registrable Securities, and the Company's obligations set  forth above shall be conditioned on the receipt of such information.

3.2 The Company shall prepare and file with the SEC such amendments (including  post-effective amendments) and supplements to the Registration Statement and the prospectus  used in connection with such Registration Statement, which prospectus is to be filed pursuant to  Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration  Statement effective during the Registration Period, and, during such period, comply with the  provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the  Company covered by such Registration Statement until such time as all of such Registrable  Securities shall have been disposed of in accordance with the intended methods of disposition by  the Investor thereof as set forth in such Registration Statement. In the event the number of shares  of Common Stock covered by the Registration Statement filed pursuant to this Agreement is at  any time insufficient to cover all of the Registrable Securities, the Company shall amend such  Registration Statement, or file a new Registration Statement (on the short form available  therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as  soon as practicable, but in any event within thirty (30) calendar days after the necessity therefor  arises. The Company shall use commercially reasonable efforts to cause such amendment and/or  new Registration Statement to become effective as soon as practicable following the filing  thereof.

3.3 The Company shall make available to the Investor whose Registrable Securities  are included in any Registration Statement and its legal counsel without charge (i) promptly after  the same is prepared and filed with the SEC at least one (1) copy of such Registration Statement  and any amendment(s) thereto, including financial statements and schedules, all documents  incorporated therein by reference and all exhibits, the prospectus included in such Registration  Statement (including each preliminary prospectus) and, with regards to such Registration  Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the  SEC and any correspondence from the SEC or the staff of the SEC to the Company or its  representatives; (ii) upon the effectiveness of any Registration Statement, the Company shall  make available copies of the prospectus, via EDGAR, included in such Registration Statement  and all amendments and supplements thereto; and (iii) such other documents, including copies of  any preliminary or final prospectus, as the Investor may reasonably request from time to time to  facilitate the disposition of the Registrable Securities.

3.4 The Company shall use commercially reasonable efforts to (i) register and  qualify the Registrable Securities covered by the Registration Statement under such other  securities or "blue sky" laws of such states in the United States as the Investor reasonably  requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective  amendments) and supplements to such registrations and qualifications as may be necessary to  maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during  the Registration Period, and (iv) take all other actions reasonably necessary or advisable to  qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the  Company shall not be required in connection therewith or as a condition thereto to (A) qualify to  do business in any jurisdiction where it would not otherwise be required to qualify but for this  Section 3.4, or (B) subject itself to general taxation in any such jurisdiction. The Company shall  promptly notify the Investor who holds Registrable Securities of the receipt by the Company of  any notification with respect to the suspension of the registration or qualification of any of the  Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the  United States or its receipt of actual notice of the initiation or threatening of any proceeding for  such purpose.

3.5 As promptly as practicable after becoming aware of such event, the Company  shall notify Investor in writing of the happening of any event as a result of which the prospectus  included in the Registration Statement, as then in effect, includes an untrue statement of a  material fact or omission to state a material fact required to be stated therein or necessary to  make the statements therein, in light of the circumstances under which they were made, not  misleading ("Registration Default") and use all diligent efforts to promptly prepare a  supplement or amendment to such Registration Statement and take any other necessary steps to  cure the Registration Default (which, if such Registration Statement is on Form S-3, may consist  of a document to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or  15(d) of the 1934 Act (as defined below) and to be incorporated by reference in the prospectus)  to correct such untrue statement or omission, and make available copies of such supplement or  amendment to the Investor. The Company shall also promptly notify the Investor (i) when a  prospectus or any prospectus supplement or post-effective amendment has been filed, and when  the Registration Statement or any post-effective amendment has become effective (the Company  will prepare notification of such effectiveness which shall be delivered to the Investor on the  same day of such effectiveness and by overnight mail), additionally, the Company will promptly  provide to the Investor, a copy of the effectiveness order prepared by the SEC once it is received  by the Company; (ii) of any request by the SEC for amendments or supplements to the  Registration Statement or related prospectus or related information, (iii) of the Company's  reasonable determination that a post-effective amendment to the Registration Statement would  be appropriate, (iv) in the event the Registration Statement is no longer effective, or (v) if the  Registration Statement is stale as a result of the Company's failure to timely file its financials or  otherwise

3.6 The Company shall use all commercially reasonable efforts to prevent the  issuance of any stop order or other suspension of effectiveness of the Registration Statement, or  the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction  and, if such an order or suspension is issued, to obtain the withdrawal of such order or  suspension at the earliest possible moment and to notify the Investor holding Registrable  Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding concerning the effectiveness of the  registration statement.

3.7 The Company shall permit the Investor and one (1) legal counsel, designated by  the Investor, to review and comment upon the Registration Statement and all amendments and  supplements thereto at the request of the Investor. However, any postponement of a filing of a  Registration Statement or any postponement of a request for acceleration or any postponement of  the effective date or effectiveness of a Registration Statement by written request of the Investor  (collectively, the "Investor's Delay") shall not act to trigger any penalty of any kind, or any cash  amount due or any in-kind amount due the Investor from the Company under any and all  agreements of any nature or kind between the Company and the Investor. The event(s) of an  Investor's Delay shall act to suspend all obligations of any kind or nature of the Company under  any and all agreements of any nature or kind between the Company and the Investor.

3.8 At the request of the Investor, the Company's counsel shall furnish to the  Investor an opinion letter confirming the effectiveness of the registration statement and the free  trading status of the Registrable Securities. Such opinion letter shall be issued as of the date of  the effectiveness of the registration statement and be in a form reasonably acceptable to the  Investor, Company's transfer agent, and Investor's broker(s).

3.9 The Company shall hold in confidence and not make any disclosure of  information concerning the Investor unless (i) disclosure of such information is necessary to  comply with federal or state securities laws, (ii) the disclosure of such information is necessary  to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of  such information is ordered pursuant to a subpoena or other final, non-appealable order from a  court or governmental body of competent jurisdiction, or (iv) such information has been made  generally available to the public other than by disclosure in violation of this Agreement or any  other agreement. The Company agrees that it shall, upon learning that disclosure of such  information concerning the Investor is sought in or by a court or governmental body of  competent jurisdiction or through other means, give prompt written notice to the Investor and  allow the Investor, at the Investor's expense, to undertake appropriate action to prevent  disclosure of, or to obtain a protective order covering such information.

3.10 The Company shall use all commercially reasonable efforts to maintain  designation and quotation of all the Registrable Securities covered by any Registration Statement  on the principal market in which the Company's common stock is then traded. If, despite the  Company's commercially reasonable efforts, the Company is unsuccessful in satisfying the  preceding sentence, it shall use commercially reasonable efforts to cause all the Registrable  Securities covered by any Registration Statement to be listed on each other national securities  exchange and automated quotation system, if any, on which securities of the same class or series  issued by the Company are then listed, if any, if the listing of such Registrable Securities is then  permitted under the rules of such exchange or system. The Company shall pay all fees and  expenses in connection with satisfying its obligation under this Section 3.10.

3.11 The Company shall cooperate with the Investor to facilitate electronic delivery  of the Registrable Securities or if requested by the Investor, the preparation of certificates to be  offered pursuant to the Registration Statement and enable such certificates to be in such  denominations or amounts, as the case may be, as the Investor may reasonably request and after  any sales of such Registrable Securities by the Investor, such certificates not bearing any  restrictive legend).

3.12 The Company shall provide a transfer agent for all the Registrable Securities not  later than the effective date of the first Registration Statement filed pursuant hereto.

3.13 If requested by the Investor, the Company shall (i) as soon as reasonably  practical incorporate in a prospectus supplement or post-effective amendment such information  as the Investor reasonably determines should be included therein relating to the sale and  distribution of Registrable Securities, including, without limitation, information with respect to  the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings  of such prospectus supplement or post-effective amendment as soon as reasonably possible after  being notified of the matters to be incorporated in such prospectus supplement or post-effective  amendment; and (iii) supplement or make amendments to any Registration Statement if  reasonably requested by the Investor.

3.14 The Company shall use all commercially reasonable efforts to cause the  Registrable Securities covered by the applicable Registration Statement to be registered with or  approved by such other governmental agencies or authorities as may be necessary to facilitate the  disposition of such Registrable Securities.

3.15 The Company shall otherwise use all commercially reasonable efforts to comply  with all applicable rules and regulations of the SEC in connection with any registration  hereunder.

3.16 Within two (2) business day after the Registration Statement which includes  Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer  agent for such Registrable Securities, with copies to the Investor, confirmation that such  Registration Statement has been declared effective by the SEC.

3.17 The Company shall take all other reasonable actions necessary to expedite and  facilitate disposition by the Investor of Registrable Securities pursuant to the Registration  Statement.

SECTION 4

OBLIGATIONS OF THE INVESTOR

4.1 At least five (5) calendar days prior to the first anticipated filing date of the  Registration Statement the Company shall notify the Investor in writing of the information the  Company requires from the Investor for the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this  Agreement with respect to the Registrable Securities and the Investor agrees to furnish to the  Company that information regarding itself, the Registrable Securities and the intended method of  disposition of the Registrable Securities as shall reasonably be required to effect the registration  of such Registrable Securities and the Investor shall execute such documents in connection with  such registration as the Company may reasonably request.

4.2 The Investor, by its acceptance of the Registrable Securities, agrees to cooperate  with the Company as reasonably requested by the Company in connection with the preparation  and filing of any Registration Statement hereunder.

4.3 The Investor agrees that, upon receipt of written notice from the Company of  the happening of any event of the kind described in Section 3.6 or the first sentence of 3.5, the  Investor will immediately discontinue disposition of Registrable Securities pursuant to any  Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the  copies of the supplemented or amended prospectus contemplated by Section 3.6 or the first  sentence of 3.5.

SECTION 5

EXPENSES OF REGISTRATION

All legal expenses, other as set forth in the Securities Purchase Agreement, incurred in  connection with registrations including comments, filings or qualifications pursuant to Sections 2  and 3, including, without limitation, all registration, listing and qualifications fees, and printing  fees shall be paid by the Company.

SECTION 6

INDEMNIFICATION

In the event any Registrable Securities are included in the Registration Statement under  this Agreement:

6.1 To the fullest extent permitted by law, the Company, under this Agreement,  will, and hereby does, indemnify, hold harmless and defend the Investor who holds Registrable  Securities, the directors, officers, partners, employees, counsel, agents, representatives of, and  each Person, if any, who controls, any Investor within the meaning of the 1933 Act or the  Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnified  Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges,  costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively,  "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry,  proceeding, investigation or appeal taken from the foregoing by or before any court or  governmental, administrative or other regulatory agency, body or the SEC, whether pending or  threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified

Damages"), to which any of them may become subject insofar as such Claims (or actions or  proceedings, whether commenced or threatened, in respect thereof) arise out of or are based  upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration  Statement or any post-effective amendment thereto or in any filing made in connection with the  qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in  which the Investor has requested in writing that the Company register or qualify the Shares  ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be  stated therein or necessary to make the statements therein, in light of the circumstances under  which the statements therein were made, not misleading, (ii) any untrue statement or alleged  untrue statement of a material fact contained in the final prospectus (as amended or  supplemented, if the Company files any amendment thereof or supplement thereto with the SEC)  or the omission or alleged omission to state therein any material fact necessary to make the  statements made therein, in light of the circumstances under which the statements therein were  made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act,  the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or  regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the  Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively,  "Violations"). Subject to the restrictions set forth in Section 6.3 the Company shall reimburse  the Investor and each such controlling person, promptly as such expenses are incurred and are  due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in  connection with investigating or defending any such Claim. Notwithstanding anything to the  contrary contained herein, the indemnification agreement contained in this Section 6.1: (i) shall  not apply to a Claim arising out of or based upon a Violation which is due to the inclusion in the  Registration Statement of the information furnished to the Company by any Indemnified Person  expressly for use in connection with the preparation of the Registration Statement or any such  amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is  based on (a) a failure of the Investor to deliver or to cause to be delivered the prospectus made  available by the Company or (b) the Indemnified Person's use of an incorrect prospectus despite  being promptly advised in advance by the Company in writing not to use such incorrect  prospectus; (iii) any claims based on the manner of sale of the Registrable Securities by the  Investor or of the Investor's failure to register as a dealer under applicable securities laws; (iv)  any omission of the Investor to notify the Company of any material fact that should be stated in  the Registration Statement or prospectus relating to the Investor or the manner of sale; and (v)  any amounts paid in settlement of any Claim if such settlement is effected without the prior  written consent of the Company, which consent shall not be unreasonably withheld. Such  indemnity shall remain in full force and effect regardless of any investigation made by or on  behalf of the Indemnified Person and shall survive the resale of the Registrable Securities by the  Investor pursuant to the Registration Statement.

6.2 Promptly after receipt by an Indemnified Person or Indemnified Party under this  Section 6 of notice of the commencement of any action or proceeding (including any  governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified  Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this

Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and  the indemnifying party shall have the right to participate in, and, to the extent the indemnifying  party so desires, jointly with any other indemnifying party similarly noticed, to assume control of  the defense thereof with counsel mutually satisfactory to the indemnifying party and the  Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an  Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the  fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel  retained by the Indemnified Person or Indemnified Party, the representation by counsel of the  Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due  to actual or potential differing interests between such Indemnified Person or Indemnified Party  and any other party represented by such counsel in such proceeding. The indemnifying party  shall pay for only one (1) separate legal counsel for the Indemnified Persons or the Indemnified  Parties, as applicable, and such counsel shall be selected by the Investor, if the Investor is  entitled to indemnification hereunder, or the Company, if the Company is entitled to  indemnification hereunder, as applicable. The Indemnified Party or Indemnified Person shall  cooperate fully with the indemnifying party in connection with any negotiation or defense of any  such action or Claim by the indemnifying party and shall furnish to the indemnifying party all  information reasonably available to the Indemnified Party or Indemnified Person which relates to  such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified  Person fully apprised at all times as to the status of the defense or any settlement negotiations  with respect thereto. No indemnifying party shall be liable for any settlement of any action,  claim or proceeding affected without its written consent, provided, however, that the  indemnifying party shall not unreasonably withhold, delay or condition its consent. No  indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person,  consent to entry of any judgment or enter into any settlement or other compromise which does  not include as an unconditional term thereof the giving by the claimant or plaintiff to such  Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated  to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms  or corporations relating to the matter for which indemnification has been made. The failure to  deliver written notice to the indemnifying party within a reasonable time of the commencement  of any such action shall not relieve such indemnifying party of any liability to the Indemnified  Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party  is prejudiced in its ability to defend such action.

6.3 The indemnity agreements contained herein shall be in addition to (i) any cause  of action or similar right of the Indemnified Party or Indemnified Person against the  indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to  pursuant to the law.

SECTION 7

CONTRIBUTION

7.1 To the extent any indemnification by an indemnifying party is prohibited or  limited by law, the indemnifying party agrees to make the maximum contribution with respect to  any amounts for which it would otherwise be liable under Section 6 to the fullest extent  permitted by law; provided, however, that: (i) no contribution shall be made under circumstances  where the maker would not have been liable for indemnification under the fault standards set  forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation  (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any  seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii)  contribution by any seller of Registrable Securities shall be limited in amount to the net amount  of proceeds received by such seller from the sale of such Registrable Securities. Notwithstanding  the provisions of this Section, no Investor shall be required to contribute, in the aggregate, any  amount in excess of the amount by which the net proceeds actually received by such Investor  from the applicable sale of the Registrable Securities subject to the claim exceeds the amount of  any damages that such Investor has otherwise been required to pay, or would otherwise be  required to pay under Section 6.2, by reason of such untrue or alleged untrue statement or  omission or alleged omission.

SECTION 8

REPORTS UNDER THE 1934 ACT

8.1 With a view to making available to the Investor the benefits of Rule 144  promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at  any time permit the Investor to sell securities of the Company to the public without registration  ("Rule 144"), provided that the Investor holds any Registrable Securities are eligible for resale  under Rule 144, the Company agrees to:

(a) make and keep public information available, as those terms are understood  and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents  required of the Company under the 1933 Act and the 1934 Act so long as the Company remains  subject to such requirements (it being understood that nothing herein shall limit the Company's  obligations under Section 5(c) of the Securities Purchase Agreement) and the filing of such  reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to the Investor, promptly upon request, (i) a written statement by  the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and  the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such  other reports and documents so filed by the Company, and (iii) such other information as may be  reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without  registration.

SECTION 9

MISCELLANEOUS

9.1 Notices. Any notices or other communications required or permitted to be given  under the terms of this Agreement must be given in accordance with the Securities Purchase  Agreement.

9.2 No Waivers. Failure of any party to exercise any right or remedy under this  Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate  as a waiver thereof.

9.3 No Assignments. The rights and obligations under this Agreement shall not be  assignable.

9.4 Entire Agreement/Amendment. This Agreement and the Transaction  Documents constitute the entire agreement among the parties hereto with respect to the subject  matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other  than those set forth or referred to herein and therein. This Agreement and the Transaction  Documents supersede all prior agreements and understandings among the parties hereto with  respect to the subject matter hereof and thereof. The provisions of this Agreement may be  amended only with the written consent of the Company and Investor.

9.5 Headings. The headings in this Agreement are for convenience of reference only  and shall not limit or otherwise affect the meaning hereof. Whenever required by the context of  this Agreement, the singular shall include the plural and masculine shall include the feminine.  This Agreement shall not be construed as if it had been prepared by one of the parties, but rather  as if all the parties had prepared the same.

9.6 Counterparts. This Agreement may be executed in any number of counterparts  and by the different signatories hereto on separate counterparts, each of which, when so  executed, shall be deemed an original, but all such counterparts shall constitute but one and the  same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic  signature or other similar electronic means with the same force and effect as if such signature  page were an original thereof.

9.7 Further assurances. Each party shall do and perform, or cause to be done and  performed, all such further acts and things, and shall execute and deliver all such other  agreements, certificates, instruments and documents, as the other party may reasonably request  in order to carry out the intent and accomplish the purposes of this Agreement and the  consummation of the transactions contemplated hereby.

 9.8 Severability. In case any provision of this Agreement is held by a court of  competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the  maximum extent possible, and the validity and enforceability of the remaining provisions of this  Agreement will not in any way be affected or impaired thereby.

9.9 Law governing this agreement. This Agreement shall be governed by and  construed in accordance with the laws of the State of New York without regard to principles of  conflicts of laws. Any action brought by either party against the other concerning the  transactions contemplated by this Agreement shall be brought only in the state courts or federal  courts located in New York City, New York. The parties to this Agreement hereby irrevocably  waive any objection to jurisdiction and venue of any action instituted hereunder and shall not  assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered  in connection herewith on behalf of the Company agree to submit to the in personam  jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party  shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the  event that any provision of this Agreement or any other agreement delivered in connection  herewith is invalid or unenforceable under any applicable statute or rule of law, then such  provision shall be deemed inoperative to the extent that it may conflict therewith and shall be  deemed modified to conform with such statute or rule of law. Any such provision which may  prove invalid or unenforceable under any law shall not affect the validity or enforceability of any  other provision of any agreement. Each party hereby irrevocably waives personal service of  process and consents to process being served in any suit, action or proceeding in connection with  this Agreement or any other Transaction Documents by mailing a copy thereof via registered or  certified mail or overnight delivery (with evidence of delivery) to such party at the address in  effect for notices to it under this Agreement and agrees that such service shall constitute good  and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to  limit in any way any right to serve process in any other manner permitted by law.

9.10 No third party beneficiaries. This Agreement is intended for the benefit of the  parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any  other person, except that the Company acknowledges that the rights of the Investor may be  enforced by its general partner.

(Signature page immediately follows)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed  by their respective authorized representatives as of the Execution Date.

Rich Cigars, Inc.

By: /s/ Richard Davis

Name: Richard Davis

Title: Chief Executive Officer

CROWN BRIDGE PARTNERS, LLC

By:/s/

 _________________________________

Name: ______________________________

Title: Member

______________________________